Exhibit 99.1

2011 Statistical Supplement - Addendum

Note - This addendum to the 2011 Statistical Supplement provides 2011 and 2010 historical segment income statements based upon Duke Energy’s new segment measure (Income from Continuing Operations Attributable to Duke Energy).

CONTENTS

2	DUKE ENERGY CORPORATION

	2	Consolidating Statement of Operations (2011)
	3	Consolidating Statement of Operations (2010)

4	U.S. FRANCHISED ELECTRIC AND GAS

	4	Consolidating Segment Income (2011)
	5	Consolidating Segment Income (2010)

6	DUKE ENERGY OHIO

	6	Consolidated Statement of Operations (2011)
	7	Consolidated Statement of Operations (2010)

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Year Ended
	U.S. Franchised	Commercial	International		Eliminations/	December 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2011

OPERATING REVENUES
Regulated electric	$10,021	$606	$—	$2	$(40)	$10,589
Non-regulated electric, natural gas, and other	40	1,885	1,467	42	(51)	3,383
Regulated natural gas	558	—	—	—	(1)	557
Total operating revenues	10,619	2,491	1,467	44	(92)	14,529

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	3,067	242	—	—	—	3,309
Fuel used in electric generation and purchased power - non-regulated	—	1,031	456	—	1	1,488
Cost of natural gas and coal sold	209	65	74	—	—	348
Operation, maintenance and other (a)	2,913	599	319	30	(91)	3,770
Depreciation and amortization	1,383	230	90	103	—	1,806
Property and other taxes (a)	653	44	7	1	(1)	704
Goodwill and other impairment charges	247	88	—	—	—	335
Total operating expenses	8,472	2,299	946	134	(91)	11,760
GAINS (LOSSES) ON SALES OF OTHER ASSETS AND OTHER, NET	2	14	(1)	(8)	1	8
OPERATING INCOME (LOSS)	2,149	206	520	(98)	—	2,777

OTHER INCOME AND EXPENSES
Other income and expenses, net	274	21	203	53	(4)	547
Interest Expense	568	87	47	161	(4)	859
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,855	140	676	(206)	—	2,465
Income Tax Expense (Benefit)	673	(1)	195	(115)	—	752
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,182	141	481	(91)	—	1,713
Less: Net Income (Loss) attributable to non-controlling interest	—	8	15	(15)	—	8
INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	1,182	133	466	(76)	—	1,705
Income from Discontinued Operations, net of tax						1
NET INCOME ATTRIBUTABLE TO DUKE ENERGY CORPORATION						$1,706

(a) Includes governance costs of $186 million in USFE&G, $24 million in Commercial Power, and $8 million in International Energy which were previously reflected in the Other Segment.

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Year Ended
	U.S. Franchised	Commercial	International		Eliminations/	December 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2010

OPERATING REVENUES
Regulated electric	$9,937	$824	$—	$—	$(38)	$10,723
Non-regulated electric, natural gas, and other	39	1,624	1,204	118	(55)	2,930
Regulated natural gas	621	—	—	—	(2)	619
Total operating revenues	10,597	2,448	1,204	118	(95)	14,272

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	2,996	349	—	—	—	3,345
Fuel used in electric generation and purchased power - non-regulated	—	863	336	—	—	1,199
Cost of natural gas and coal sold	269	51	61	—	—	381
Operation, maintenance and other (a)	2,995	553	320	50	(93)	3,825
Depreciation and amortization	1,386	225	86	89	—	1,786
Property and other taxes (a)	646	44	6	6	—	702
Goodwill and other impairment charges	44	672	11	—	(1)	726
Total operating expenses	8,336	2,757	820	145	(94)	11,964
GAINS (LOSSES) ON SALES OF OTHER ASSETS AND OTHER, NET	5	6	(3)	145	—	153
OPERATING INCOME (LOSS)	2,266	(303)	381	118	(1)	2,461

OTHER INCOME AND EXPENSES
Other income and expenses, net	278	44	146	126	(5)	589
Interest Expense	569	68	71	136	(4)	840
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,975	(327)	456	108	(2)	2,210
Income Tax Expense (Benefit)	712	14	142	22	—	890
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,263	(341)	314	86	(2)	1,320
Less: Net Income (Loss) attributable to non-controlling interest	—	1	12	(9)	(1)	3
INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	1,263	(342)	302	95	(1)	1,317
Income from Discontinued Operations, net of tax						3
NET INCOME ATTRIBUTABLE TO DUKE ENERGY CORPORATION						$1,320

(a) Includes governance costs of $449 million in USFE&G, $47 million in Commercial Power, and $14 million in International Energy which were previously reflected in the Other Segment.

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

					Year Ended
	Duke Energy	Duke Energy	Duke Energy	Eliminations/	December 31,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2011

OPERATING REVENUES
Regulated electric	$6,485	$916	$2,622	$(2)	$10,021
Non-regulated electric, natural gas, and other	8	—	—	32	40
Regulated natural gas	—	558	—	—	558
Total operating revenues	6,493	1,474	2,622	30	10,619

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	1,944	138	986	(1)	3,067
Cost of natural gas and coal sold	—	209	—	—	209
Operation, maintenance and other (a)	1,834	445	629	5	2,913
Depreciation and amortization	814	168	391	10	1,383
Property and other taxes (a)	340	231	82	—	653
Goodwill and other impairment charges	12	1	234	—	247
Total operating expenses	4,944	1,192	2,322	14	8,472
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	1	1	—	—	2
OPERATING INCOME	1,550	283	300	16	2,149

OTHER INCOME AND EXPENSES
Other income and expenses, net	186	16	97	(25)	274
Interest Expense	360	68	137	3	568
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,376	231	260	(12)	1,855
Income Tax expense	495	98	79	1	673
INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	881	133	181	(13)	$1,182

(a) Includes governance costs of $108 million in Duke Energy Carolinas, $37 million in Duke Energy Ohio, and $41 million in Duke Energy Indiana which were previously reflected in the Other segment.

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

					Year Ended
	Duke Energy	Duke Energy	Duke Energy	Eliminations/	December 31,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2010

OPERATING REVENUES
Regulated electric	$6,417	$1,003	$2,520	$(3)	$9,937
Non-regulated electric, natural gas, and other	7	(1)	—	33	39
Regulated natural gas	—	621	—	—	621
Total operating revenues	6,424	1,623	2,520	30	10,597

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	1,944	141	912	(1)	2,996
Cost of natural gas and coal sold	—	269	—	—	269
Operation, maintenance and other (a)	1,906	478	610	1	2,995
Depreciation and amortization	787	226	375	(2)	1,386
Property and other taxes (a)	348	228	70	—	646
Goodwill and other impairment charges	—	216	44	(216)	44
Total operating expenses	4,985	1,558	2,011	(218)	8,336
GAINS (LOSSES) ON SALES OF OTHER ASSETS AND OTHER, NET	7	—	(2)	—	5
OPERATING INCOME	1,446	65	507	248	2,266

OTHER INCOME AND EXPENSES
Other income and expenses, net	212	24	69	(27)	278
Interest Expense	363	68	135	3	569
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,295	21	441	218	1,975
Income Tax expense	457	96	156	3	712
INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	838	(75)	285	215	$1,263

(a) Includes governance costs of $296 million in Duke Energy Carolinas, $66 million in Duke Energy Ohio, and $87 million in Duke Energy Indiana which were previously reflected in the Other segment.

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Year Ended December 31, 2011

(Unaudited)

	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(In millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated

OPERATING REVENUES
Regulated electric	$574	$342	$606	$(4)	$1,518
Non-regulated electric and other	—	—	1,105	—	1,105
Regulated natural gas	444	114	—	—	558
Total operating revenues	1,018	456	1,711	(4)	3,181

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	—	138	242	—	380
Fuel used in electric generation and purchased power - non-regulated	—	—	653	—	653
Cost of natural gas and coal sold	154	55	—	—	209
Operation, maintenance and other (a)	303	142	420	20	885
Depreciation and amortization	120	48	167	—	335
Property and other taxes (a)	219	12	29	—	260
Goodwill and other impairment charges	—	1	88	—	89
Total operating expenses	796	396	1,599	20	2,811
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	1	—	4	—	5
OPERATING INCOME (LOSS)	223	60	116	(24)	375

OTHER INCOME AND EXPENSES, NET	12	4	3	—	19
INTEREST EXPENSE	50	18	36	—	104
INCOME (LOSS) BEFORE INCOME TAXES	185	46	83	(24)	290
INCOME TAX EXPENSE	76	22	6	(8)	96
NET INCOME (LOSS)	$109	$24	$77	$(16)	$194

(a) Includes certain governance costs of $37 million in USFE&G and $17 million in Commercial Power which were previously reflected in the Other Segment.

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Year Ended December 31, 2010

(Unaudited)

	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(In millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated

OPERATING REVENUES
Regulated electric	$654	$349	$824	$(4)	$1,823
Non-regulated electric and other	(1)	—	886	—	885
Regulated natural gas	482	139	—	—	621
Total operating revenues	1,135	488	1,710	(4)	3,329
OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	—	141	349	—	490
Fuel used in electric generation and purchased power - non-regulated	—	—	465	—	465
Cost of natural gas and coal sold	201	68	—	—	269
Operation, maintenance and other (a)	343	135	362	(4)	836
Depreciation and amortization	172	54	174	—	400
Property and other taxes (a)	217	11	32	—	260
Goodwill and other impairment charges	216	—	621	—	837
Total operating expenses	1,149	409	2,003	(4)	3,557
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	—	—	3	—	3
OPERATING INCOME (LOSS)	(14)	79	(290)	—	(225)

OTHER INCOME AND EXPENSES, NET	21	3	2	(1)	25
INTEREST EXPENSE	52	16	41	—	109
INCOME (LOSS) BEFORE INCOME TAXES	(45)	66	(329)	(1)	(309)
INCOME TAX EXPENSE	73	23	36	—	132
NET INCOME (LOSS)	$(118)	$43	$(365)	$(1)	$(441)

(a) Includes certain governance costs of $66 million in USFE&G and $27 million in Commercial Power which were previously reflected in the Other Segment.